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                                                                    EXHIBIT 32.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report on Form 10-K of PerkinElmer, Inc. (the "Company") for the period ended December 28, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Gregory L. Summe, Chairman of the Board, Chief Executive Officer and President of the Company, and Robert F. Friel, Senior Vice President and Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

         (1) Based on my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) Based on my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  March 12, 2004                    /s/   Gregory L. Summe
                                          ----------------------
                                          Gregory L. Summe
                                          Chairman of the Board,
                                          Chief Executive Officer and President



Dated:  March 12, 2004                    /s/    Robert F. Friel
                                          ----------------------
                                          Robert F. Friel
                                          Senior Vice President
                                          and Chief Financial Officer